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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 25, 2005

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as seller under a Pooling and Servicing Agreement, dated as of May 1, 2005, providing for, inter alia, the issuance of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1)


                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)

                  DELAWARE                            333-117232                                41-1955181
                  --------                            ----------                                ----------
      (State or Other Jurisdiction of              (Commission File                          (I.R.S. Employer
               Incorporation)                           Number)                             Identification No.)

         8400 Normandale Lake Blvd.
                 Suite 250
           Minneapolis, Minnesota                                          55437
           ----------------------                                          -----
  (Address of Principal Executive Offices)                               (Zip Code)


Registrant's telephone number, including area code, is (952) 857-7000



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

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.
              ------------

              On May 31, 2005, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2005-EFC1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class B-1, Class B-2, Class SB, Class R-I, Class R-II, Class R-III, Class R-IV and Class R-V Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of May 1, 2005, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee.

              In connection with the sale of the Series 2005-EFC1, Class A-I-1, Class A-I-2, Class A-I-3, Class A-I-4, Class A-II, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8 and Class M-9 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Residential Funding Securities Corporation, Greenwich Capital Markets, Inc. and Banc of America Securities LLC (collectively, the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-117232, which Computational Materials are being filed manually as exhibits to this report.

              The Computational Materials have been provided by the Underwriters. The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

              The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

              In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 9.01.    Financial Statements. Pro Forma Financial Information and Exhibits
              ------------------------------------------------------------------

              (a) Financial Statements.

                  Not applicable.

              (b) Pro Forma Financial Information.

                  Not applicable.

              (c) Exhibits



                               ITEM 601(A) OF
                               REGULATION S-K
     EXHIBIT NO.                 EXHIBIT NO.                 DESCRIPTION
     -----------                 -----------                 -----------
         1                           99                 Computational Materials

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                                     RESIDENTIAL ASSET MORTGAGE
                                                     PRODUCTS, INC.

                                                     By:  /s/ Joseph Orning
                                                          -----------------
                                                     Name:    Joseph Orning
                                                     Title:   Vice President



Dated: May 25, 2005

                                  EXHIBIT INDEX

                               Item 610(a) of                                       Sequentially
           Exhibit             Regulation S-K                                       Numbered
           Number              Exhibit No.        Description                       Page
           ------              -----------        -----------                       ----
              1                 99                Computational Materials           Filed Manually

                                     EXHIBIT


                             (Intentionally Omitted)